UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

CXJ GROUP CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-56425	85-2041913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

C290, DoBe E-Manor,

Dongning Road No. 553,

Jianggan District, Hangzhou City

Zhejiang Province, Peoples Republic of China

(Address of Principal Executive Offices) (NA)

+86 18668175727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01	Change of Business Address

The Company moved its headquarters and operations center to Room 401, 4th Floor, East Block Building 5, Xintiandi Business Center, No. 7 Anqiaogang Road, Gongshu District, Hangzhou City, Zhejiang Province, China 310017. The Company’s telephone remains the same, phone: +86 186 6817 5727.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CXJ GROUP CO., LIMITED

	By	/s/ Lixin Cai
Date: July 29, 2024	Name:	Lixin Cai
	Title:	Chief Executive Officer